Derivative Instruments	6 Months Ended
Jun. 30, 2014
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Instruments

6) Derivative Instruments

The unaudited condensed consolidated and combined carve-out financial statements include the results of interest rate swap contracts to manage the Partnership’s exposure related to changes in interest rates on its variable rate debt instruments and the results of foreign exchange forward contracts to manage its exposure related to changes in currency exchange rates on its operating expenses, mainly crew expenses, in other currency than USD and on its contract obligations. The Partnership does not apply hedge accounting for derivative instruments. The Partnership does not speculate using derivative instruments.

By using derivative financial instruments to economically hedge exposures to changes in interest rates, the Partnership exposes itself to credit risk and market risk. Derivative instruments that economically hedge exposures are used for risk management purposes, but these instruments are not designated as hedges for accounting purposes. Credit risk is the failure of the counterparty to perform under the terms of the derivative contract. When the fair value of a derivative contract is positive, the counterparty owes the Partnership, which creates credit risk for the Partnership. When the fair value of a derivative contract is negative, the Partnership owes the counterparty and, therefore, the Partnership is not exposed to the counterparty’s credit risk in those circumstances. The Partnership minimizes counterparty credit risk in derivative instruments by entering into transactions with major banking and financial institutions. The derivative instruments entered into by the Partnership do not contain credit risk related contingent features.

Market risk is the adverse effect on the value of a derivative instrument that results from a change in interest rates, currency exchange rates, or commodity prices. The market risk associated with interest rate contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.

The Partnership assesses interest rate risk by monitoring changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating economical hedging opportunities.

The Partnership has historically used variable interest rate mortgage debt to finance its vessel construction or conversions. The variable interest rate mortgage debt obligations expose the Partnership to variability in interest payments due to changes in interest rates. The Partnership believed that it was prudent to limit the variability of a portion of its interest payments. To meet this objective, the Partnership entered into London Interbank Offered Rate (“LIBOR”) based interest rate swap contracts to manage fluctuations in cash flow resulting from changes in the benchmark interest rate of LIBOR. These swaps change the variable rate cash flow exposure on the mortgage debt obligations to fixed cash flows. Under the terms of the interest rate swaps, the Partnership received LIBOR based variable interest rate payments and makes fixed interest rate payments, thereby creating the equivalent of fixed rate debt for the notional amount of its debt hedged.

All interest rate swaps entered into in conjunction with the individual vessel financings prior to the IPO, were carved out as they were readily separable and identifiable within the books of KNOT, and all these interest rate swap agreements were retained by KNOT and were not transferred to the Partnership and therefore were eliminated from the Partnership’s opening equity position as of April 16, 2013. See Unaudited Condensed Consolidated and Combined Carve-Out Statements of Changes in Partners’ Capital / Owner’s Capital and Note 2 (a) – Summary of Significant Accounting Policies: Basis of Preparation.

As of June 30, 2014, the Partnership has entered into various interest rate swap agreements effective until March, April, May, July and August, 2018, for a total notional amount of $350.0 million to hedge against the interest rate risks of its variable-rate borrowings. This includes the interest rates swap agreements of the newly acquired companies owning the Hilda Knutsen and the Torill Knutsen that were transferred to the Partnership in June 2014 in connection with the acquisition of the companies that own such vessels. See Note 13 – Business Acquisitions. Under the terms of the interest rate swap agreements, the Partnership will receive from the counterparty interest on the notional amount based on three-month LIBOR and will pay to the counterparty a fixed rate. For the interest rate swap agreements above, the Partnership will pay to the counterparty a fixed rate ranging from 1.25% to 1.46%.

As of June 30, 2014 and December 31, 2013, the total notional amount of the Partnership’s outstanding interest rate swap contracts that were entered into in order to hedge outstanding or forecasted debt obligations were $350.0 million and $200.0 million, respectively. As of June 30, 2014 the carrying amounts of the interest rate swaps contracts were net liabilities of $1.2 million and December 31, 2013, the carrying amounts of the interest rate swaps contracts were net assets of $0.5 million. See Note 7 – Fair Value Measurements.

Changes in the fair value of interest rate swaps are reported in realized and unrealized loss on derivative instruments in the same period in which the related interest affects earnings.

The Partnership and its subsidiaries utilize the U.S. Dollar as their functional and reporting currency, because all of their revenues and the majority of their expenditures, including the majority of their investments in vessels and their financing transactions, are denominated in U.S. Dollars. The Partnership’s Predecessor for accounting purposes (the “Predecessor”) has also from time to time contracted vessels with contractual obligations to pay the yards in currencies other than the U.S. Dollar. Payment obligations in currencies other than the U.S. Dollar, and in particular operating expenses in NOK, expose the Partnership to variability in currency exchange rates. The Partnership believes that it is prudent to limit the variability of a portion of its currency exchange exposure. To meet this objective, the Partnership from time to time has entered into foreign exchange forward contracts to manage fluctuations in cash flows resulting from changes in the exchange rates towards the U.S. Dollar. The agreements change the variable exchange rate to fixed exchange rates at agreed dates.

As of June 30, 2014 and December 31, 2013 the total contract amount in foreign currency of the Partnership’s outstanding foreign exchange forward contracts that were entered into to economically hedge outstanding future payments in currencies other than the U.S. Dollar were zero (no contracts) and NOK 124.4 million, respectively. As of June 30, 2014 and December 31, 2013, the carrying amount of the Partnership’s foreign exchange forward contracts was an asset of $nil and $0.2 million, respectively. See Note 7 – Fair Value Measurements.

The following table presents the realized and unrealized gains and losses that are recognized in earnings as net gain (loss) on derivative instruments for the three and six months ended June 30, 2014 and 2013:

	Three Months Ended June 30,		Six Months Ended June 30,
(US $ in thousands)	2014	2013	2014	2013
Realized gain (loss)
Interest rate swap contracts	(700)	—	(1,254)	(1,116)
Foreign exchange forward contracts	—	—	500	—
Unrealized gain (loss)
Interest rate swap contracts	(1,642)	(434)	(1,294)	1,029
Foreign exchange forward contracts	—	—	(248)	—
Total	(2,342)	(434)	(2,296)	(87)